UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 6, 2008

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

        New York                       1-7657                 13-4922250
-----------------------------  ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation                                             Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York                                         10285
-----------------------------------------                ----------
(Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

--- Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

--- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

--- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

--- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

In light of recent conditions in the financial markets, American Express Company (the "Company") is providing the following update regarding its liquidity and capital resources:

During 2008 the Company has increased its surplus capital above normal historical levels by suspending its share repurchase program, which has enabled the Company to retain a larger portion of the capital and funds generated from ongoing business operations.

The Company's 2008 funding plan currently targets the issuance of approximately $27 billion of term debt (including off-balance sheet securitizations of credit card loans) for the year. Through September 30, 2008, the Company had raised approximately $23 billion, or 85% of this total.

The Company's current funding target of $27 billion for 2008 is approximately $5 billion lower than the amount reported in the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2008. The decrease from prior levels primarily reflects slower expected growth in the Company's credit card loans outstanding and reductions in net operating cash needs.

Notwithstanding the difficult conditions in the financial markets during the past year, the Company has satisfied all maturing obligations and funded its growth by accessing a variety of sources, including long- and short-term debt, asset securitizations and bank deposits. Similar to most issuances across debt markets, the Company's issuances of debt securities and securitizations through September have included spreads above benchmark rates that are greater than those on similar issuances completed during the prior several years. During the past several weeks of market turmoil, the Company has continued to issue commercial paper. While these commercial paper issuances have occurred at shorter weighted average maturities than the Company's historic trend, the shorter term is consistent with the issuances occurring in the current overall commercial paper market.

The upcoming approximate maturities of the Company's long-term debt and debt issued in connection with off-balance sheet securitizations are as follows:

QUARTER ENDING:              LONG-TERM DEBT            OFF-BALANCE SHEET DEBT     TOTAL MATURITIES
                             MATURITIES                MATURITIES
December 31, 2008            $3.6 billion              --                         $3.6 billion
March 31, 2009               $2.3 billion              $1.5 billion               $3.8 billion
June 30, 2009                $7.2 billion              $0.6 billion               $7.8 billion
September 30, 2009           $2.9 billion              $2.7 billion               $5.6 billion
December 31, 2009            $2.9 billion              --                         $2.9 billion



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



As of September 30, 2008, the Company's approximate U.S. capital market short-term outstandings were as follows:


                             COMMERCIAL         BANK TIME          TOTAL COMMERCIAL PAPER
                             PAPER              DEPOSITS           AND TIME DEPOSITS
-----------------------------------------------------------------------------------------
GROSS AMOUNT                 $9 billion         $9 billion         $18 billion(a)

PROCEEDS FROM ISSUANCE
INVESTED IN CASH AND
EQUIVALENTS                  (5 billion)        (7 billion)        (12 billion)(b)
                             -----------        -----------        ---------------
NET AMOUNT                   $4 billion         $2 billon          $6 billion


         (a) Excludes FDIC-insured demand deposits of approximately $4 billion and non-U.S. short-term term debt and deposits of approximately $3 billion.

         (b) Excludes cash and cash equivalents on hand for day-to-day operations.

In addition to the short-term and long-term capital market programs that the Company has accessed to date to satisfy its funding needs, the Company has in place various sources of cash including:

   o cash and cash equivalents ($12 billion at September 30, 2008 as referenced above) for liquidity purposes, which excludes cash and cash equivalents on hand to fund day-to-day operations,
   o a liquidity investment portfolio of U.S. Treasury and government agency securities ($5 billion),
   o an undrawn committed facility to purchase securitized credit card receivables ($5 billion) and
   o undrawn committed bank credit facilities ($9 billion).


In addition, the Company's subsidiaries, American Express Centurion Bank and American Express Bank, FSB (together, the "Banks"), are insured depository institutions that have the capability of borrowing from the Federal Reserve Bank of San Francisco (i.e., access to the Federal Reserve Bank discount window), subject to the amount of qualifying collateral that they pledge. The Federal Reserve has indicated that credit card receivables are a form of qualifying collateral for secured borrowings made through the discount window or its Term Auction Facility (TAF) program. On October 3, 2008, the Banks were approved to access the discount window, subject to the discretion of the Federal Reserve Bank of San Francisco, thereby providing the Banks with an additional source of contingent liquidity, if needed.

The Company has approximately $45 billion in U.S. credit card loans and charge card receivables that could be sold over time through its existing

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
securitization trusts, its undrawn committed securitization facility referred to above or pledged in return for secured borrowings to provide further liquidity.

In consideration of all the funding sources described above, the Company believes that it would have the liquidity to satisfy all maturing obligations and fund normal business operations for at least a 12-month period in the event that access to the secured and unsecured fixed income capital markets were interrupted.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "anticipate," "expect," "could," "would," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. American Express Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause the Company's funding plans and liquidity needs to differ materially from these forward- looking statements include, but are not limited to, future business growth, market capacity and demand for securities offered by the Company, performance by the Company's counterparties under its bank credit facilities and other lending facilities, regulatory changes, including changes to the policies, rules and regulations of the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of San Francisco, the Company's ability to securitize and sell receivables and the performance of receivables previously sold in securitization transactions. A further discussion of these and other risks and uncertainties can be found in the reports of the Company filed with the U.S. Securities and Exchange Commission (including its annual report on Form 10-K for the fiscal year ended December 31, 2007).

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




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN EXPRESS COMPANY
                                              (REGISTRANT)

                                              By: /S/ STEPHEN P. NORMAN
                                                  ----------------------
                                                  Name:  Stephen P. Norman
                                                  Title: Secretary

Date:   October 6, 2008

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